EXHIBIT 21-1

SUBSIDIARIES

ENTITY	STATE OR JURISDICTION OF INCORPORATION / FORMATION
GANNETT CO., INC.	DELAWARE
ACTION ADVERTISING, INC.	WISCONSIN
THE ADVERTISER COMPANY	ALABAMA
ALEXANDRIA NEWSPAPERS, INC.	LOUISIANA
BAXTER COUNTY NEWSPAPERS, INC.	ARKANSAS
BIZZY, INC.	DELAWARE
BOAT SPINCO, INC.	WISCONSIN
CITIZEN PUBLISHING COMPANY	ARIZONA
THE COURIER-JOURNAL, INC.	DELAWARE
DEALON, LLC	DELAWARE
DES MOINES PRESS CITIZEN LLC	DELAWARE
DES MOINES REGISTER AND TRIBUNE COMPANY	IOWA
THE DESERT SUN PUBLISHING COMPANY	CALIFORNIA
DESERT SUN PUBLISHING LLC	DELAWARE
DESK SPINCO, INC.	WISCONSIN
DETROIT FREE PRESS, INC.	MICHIGAN
DETROIT NEWSPAPER PARTNERSHIP, LP	DELAWARE
DIGICOL, INC.	DELAWARE
EVANSVILLE COURIER COMPANY, INC.	INDIANA
FEDERATED PUBLICATIONS, INC.	DELAWARE
GANNETT GP MEDIA, INC.	DELAWARE
GANNETT INTERNATIONAL COMMUNICATIONS, INC.	DELAWARE
GANNETT INTERNATIONAL FINANCE, LLC	DELAWARE
GANNETT MEDIA SERVICES, LLC	DELAWARE
GANNETT MHC MEDIA, INC.	DELAWARE
GANNETT MISSOURI PUBLISHING, INC.	KANSAS
GANNETT PUBLISHING SERVICES, LLC	DELAWARE
GANNETT RETAIL ADVERTISING GROUP, INC.	DELAWARE
GANNETT RIVER STATES PUBLISHING CORPORATION	ARKANSAS
GANNETT SATELLITE INFORMATION NETWORK, LLC	DELAWARE
GANNETT SUPPLY CORPORATION	DELAWARE
GANNETT UK MEDIA, LLC	DELAWARE
GANNETT VERMONT INSURANCE, INC.	VERMONT
GANNETT VERMONT PUBLISHING, INC.	VERMONT
GCCC, LLC	DELAWARE
GCOE, LLC	DELAWARE
GFHC, LLC	DELAWARE
GNSS LLC	DELAWARE
GUAM PUBLICATIONS, INCORPORATED	HAWAII

INDIANA NEWSPAPERS, LLC	INDIANA
JOURNAL COMMUNITY PUBLISHING GROUP, INC.	WISCONSIN
JOURNAL MEDIA GROUP, INC.	WISCONSIN
JOURNAL SENTINEL, INC.	WISCONSIN
KICKSERV, INC.	DELAWARE
MEMPHIS PUBLISHING COMPANY	DELAWARE
MULTIMEDIA, INC.	SOUTH CAROLINA
PACIFIC MEDIA, INC.	DELAWARE
PHOENIX NEWSPAPERS, INC.	ARIZONA
PRESS-CITIZEN COMPANY INC.	IOWA
REACHLOCAL, INC.	DELAWARE
REACHLOCAL CANADA, INC.	DELAWARE
REACHLOCAL DP, INC.	DELAWARE
REACHLOCAL INTERNATIONAL, INC.	DELAWARE
REACHLOCAL INTERNATIONAL GP LLC	DELAWARE
RENO NEWSPAPERS, INC.	NEVADA
SALINAS NEWSPAPERS LLC	CALIFORNIA
SCRIPPS NP OPERATING, LLC	WISCONSIN
SEDONA PUBLISHING COMPANY, INC.	ARIZONA
THE SUN COMPANY OF SAN BERNARDINO, CALIFORNIA, LLC	CALIFORNIA
TEXAS-NEW MEXICO NEWSPAPERS, LLC	DELAWARE
THE TIMES HERALD COMPANY	MICHIGAN
TNI PARTNERS	ARIZONA
US PRESSWIRE, LLC	FLORIDA
USA TODAY SPORTS MEDIA GROUP, LLC	DELAWARE
VISALIA NEWSPAPERS LLC	DELAWARE
X.COM, INC.	DELAWARE
YORK DAILY RECORD-YORK SUNDAY NEWS LLC	DELAWARE
YORK DISPATCH LLC	DELAWARE
YORK NEWSPAPER COMPANY	PENNSYLVANIA
YORK NEWSPAPERS HOLDINGS, L.P.	DELAWARE
YORK NEWSPAPERS HOLDINGS, LLC	DELAWARE
YORK PARTNERSHIP HOLDINGS, LLC	DELAWARE
GANNETT U.K. LIMITED	ENGLAND & WALES
NEWSQUEST LIMITED	ENGLAND & WALES
NEWSQUEST CAPITAL LIMITED	ENGLAND & WALES
NEWSQUEST MEDIA GROUP LTD	ENGLAND & WALES
ADVERTISER SERIES LIMITED	ENGLAND & WALES
ADVERTISING DISTRIBUTION SERVICES LIMITED	ENGLAND & WALES
ASHERCLOSE LIMITED	ENGLAND & WALES
THE AVON ADVERTISER LIMITED	ENGLAND & WALES
BAILEY NEWSPAPER GROUP LIMITED	ENGLAND & WALES
BAILEY PRINT LIMITED	ENGLAND & WALES
BAILEY WEB LIMITED	ENGLAND & WALES
BARRY PRINTING & PUBLISHING CO. LIMITED	ENGLAND & WALES

BECK & PARTRIDGE LIMITED	ENGLAND & WALES
THE BEDFORDSHIRE TIMES PUBLISHING COMPANY LIMITED	ENGLAND & WALES
BIRD BROTHERS LIMITED	ENGLAND & WALES
THE BRADFORD AND DISTRICT NEWSPAPER COMPANY LIMITED	ENGLAND & WALES
BRIGHTON & DISTRICT PROPERTY NEWS LIMITED	ENGLAND & WALES
BURY TIMES LIMITED	ENGLAND & WALES
C.H. PEACOCK LIMITED	ENGLAND & WALES
CAMPAIGN FREE NEWSPAPERS LIMITED	ENGLAND & WALES
CLEADON PRESS LIMITED	ENGLAND & WALES
THE CRAVEN HERALD LIMITED	ENGLAND & WALES
CSONCO LIMITED	ENGLAND & WALES
DAILY NEWS GROUP LIMITED	ENGLAND & WALES
DEVOBROOK LIMITED	ENGLAND & WALES
EXCHANGE ENTERPRISES LIMITED	ENGLAND & WALES
EXTONBASE LIMITED	ENGLAND & WALES
FOREST MACHINE JOURNAL LIMITED	ENGLAND & WALES
FOSSILCOVE LIMITED	ENGLAND & WALES
GLOUCESTERSHIRE INDEPENDENT LIMITED	ENGLAND & WALES
H DAWSON & CO (PRINTERS) LIMITED	ENGLAND & WALES
HAMPSHIRE NEWSPAPERS LIMITED	ENGLAND & WALES
HELSTON PRINTERS LIMITED	ENGLAND & WALES
HENRY PEASE & COMPANY LIMITED	ENGLAND & WALES
INDEPENDENT MEDIA LIMITED	ENGLAND & WALES
J H LAKE & CO LIMITED	ENGLAND & WALES
JAXMAN LIMITED	ENGLAND & WALES
JOHN H BURROWS & SONS LIMITED	ENGLAND & WALES
KINSMAN REEDS LIMITED	ENGLAND & WALES
LETTERCATCH LIMITED	ENGLAND & WALES
MSOMN LIMITED	ENGLAND & WALES
THE NATIONAL PRESS AGENCY LIMITED	ENGLAND & WALES
NEW FOREST POST LIMITED	ENGLAND & WALES
NEWSQUEST (ESSEX) LIMITED	ENGLAND & WALES
NEWSQUEST (HERTS & BUCKS) LIMITED.	ENGLAND & WALES
NEWSQUEST (INVESTMENTS) LIMITED	ENGLAND & WALES
NEWSQUEST (LEEDS) LIMITED	ENGLAND & WALES
NEWSQUEST (LONDON & ESSEX) LIMITED	ENGLAND & WALES
NEWSQUEST (MIDLANDS SOUTH) LIMITED	ENGLAND & WALES
NEWSQUEST (NORTH EAST) LIMITED	ENGLAND & WALES
NEWSQUEST (NORTH WEST) LIMITED	ENGLAND & WALES
NEWSQUEST (OXFORDSHIRE & WILTSHIRE) LIMITED	ENGLAND & WALES
NEWSQUEST (SUSSEX) LIMITED	ENGLAND & WALES
NEWSQUEST (YORK) LIMITED	ENGLAND & WALES
NEWSQUEST (YORKSHIRE & NORTH EAST) LIMITED	ENGLAND & WALES
NEWSQUEST FINANCIAL MEDIA LIMITED	ENGLAND & WALES

NEWSQUEST MEDIA (MIDLAND) LTD.	ENGLAND & WALES
NEWSQUEST MEDIA (SOUTHERN) LIMITED	ENGLAND & WALES
NEWSQUEST PENSION TRUSTEE LIMITED	ENGLAND & WALES
NEWSQUEST PRINTING (COLCHESTER) LIMITED	ENGLAND & WALES
NEWSQUEST PRINTING (LANCASHIRE) LIMITED	ENGLAND & WALES
NEWSQUEST SPECIALIST MEDIA LIMITED	ENGLAND & WALES
NORTH OF ENGLAND NEWSPAPER COMPANY LIMITED	ENGLAND & WALES
NURSING SPECTRUM UK LIMITED	ENGLAND & WALES
THE OXFORD MAIL AND TIMES LIMITED	ENGLAND & WALES
PACKET NEWSPAPERS (CORNWALL) LIMITED	ENGLAND & WALES
PARTRIDGE PRINTERS LIMITED	ENGLAND & WALES
PROPERTY WEEKLY LIMITED	ENGLAND & WALES
PYTHONDECK LIMITED	ENGLAND & WALES
RAWLINGS AND WALSH LIMITED	ENGLAND & WALES
RUSHOLMES PRINTERS LIMITED	ENGLAND & WALES
SALISBURY JOURNAL NEWSPAPERS LIMITED	ENGLAND & WALES
SAWP LIMITED	ENGLAND & WALES
SELLIX LIMITED	ENGLAND & WALES
SLOUGH NEWSPAPER PRINTERS LIMITED	ENGLAND & WALES
SOPRESS INVESTMENTS LIMITED	ENGLAND & WALES
SOUTH WALES ARGUS LIMITED	ENGLAND & WALES
SOUTH WEST COUNTIES NEWSPAPERS LIMITED	ENGLAND & WALES
SOUTH WEST WALES NEWSPAPERS LIMITED	ENGLAND & WALES
SOUTHERN NEWSPAPERS LIMITED	ENGLAND & WALES
SPICEFORD LIMITED	ENGLAND & WALES
STELERT LIMITED	ENGLAND & WALES
STONE SQUARE NEWSAGENCY LIMITED	ENGLAND & WALES
STOUR VALLEY NEWS LIMITED	ENGLAND & WALES
SURFIELD LIMITED	ENGLAND & WALES
SWALLOWDOVE LIMITED	ENGLAND & WALES
TEDDINGTON & HAMPTON TIMES LIMITED	ENGLAND & WALES
THIS IS ESSEX LIMITED	ENGLAND & WALES
TWO’S COMPANY (DATING) LIMITED	ENGLAND & WALES
WARDEN AND COMPANY LIMITED	ENGLAND & WALES
WEST COUNTRY MAGAZINES LIMITED	ENGLAND & WALES
WEST OF ENGLAND NEWSPAPERS LIMITED	ENGLAND & WALES
WESTMINSTER PRESS LIMITED	ENGLAND & WALES
WESTMORLAND GAZETTE LIMITED	ENGLAND & WALES
WILTSHIRE NEWSPAPERS LIMITED	ENGLAND & WALES
WM DRESSER AND SONS LIMITED	ENGLAND & WALES
WP PUBLISHING	ENGLAND & WALES
WROUGHTON PRESS LIMITED	ENGLAND & WALES
WXAN LIMITED	ENGLAND & WALES
YEOMAN DEVELOPMENTS (WINTON) LIMITED	ENGLAND & WALES
THE YORKSHIRE HERALD NEWSPAPER COMPANY LIMITED	ENGLAND & WALES
NEWSQUEST (BERKSHIRE) LIMITED	SCOTLAND

NEWSQUEST (CLYDE & FORTH PRESS) LIMITED	SCOTLAND
FIRTH FM HOLDINGS LIMITED	SCOTLAND
NEWSQUEST (HERALD & TIMES) LIMITED	SCOTLAND
NEWSQUEST (SUNDAY HERALD) LIMITED	SCOTLAND
NEWSQUEST MAGAZINES LIMITED	SCOTLAND
NEWSQUEST PRINTING (GLASGOW) LIMITED	SCOTLAND
ROMANES MEDIA LIMITED	SCOTLAND
ROMANES MEDIA GROUP LIMITED	SCOTLAND
ROMANES MEDIA GROUP EBT LIMITED	SCOTLAND
S1NOW LIMITED	SCOTLAND
YOUR RADIO FM LIMITED	SCOTLAND
WILLIAM TRIMBLE LIMITED	NORTHERN IRELAND